FINANCIAL INSTRUMENTS (Narrative) (Details) $ in Millions	12 Months Ended
Mar. 31, 2019 USD ($)
Disclosure of detailed information about financial instruments [abstract]
10% strengthening (weakening) of the CAD against the USD increased (decreased) net income	$ 4.6
10% increase (decrease) in the market price of securities held foreign currency effects on comprehensive income	$ 925.0
Prime interest rate	10.00%
Interest expenses	$ 0.5